THE ADVISORS' INNER CIRCLE FUND

                            CAMBIAR CONQUISTADOR FUND

                         SUPPLEMENT DATED JUNE 26, 2009
                                     TO THE
          PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
                  DATED SEPTEMBER 1, 2008 AND OCTOBER 28, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND THE SAI.

Effective September 1, 2009, the following changes to the Cambiar Conquistador Fund (the "Fund") will occur:

     o   INVESTMENT OBJECTIVE:      The Fund will seek long-term capital
                                    appreciation.

     o   FUND NAME:                 The Fund's name will change to the Cambiar
                                    Small Cap Fund.

     o   INVESTMENT STRATEGY:       As a result of the name
                                    change, the Fund will, under normal
                                    circumstances, invest at least 80% of its net assets in common stocks of small cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000
                                    Index or $3.5 billion, whichever is greater, at the time of purchase.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                 CMB-SK-011-0100